UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Chief Operating Officer

On March 16, 2015, Lantheus Medical Imaging, Inc. (the “Company”) announced its promotion of Mary Anne Heino to the position of Chief Operating Officer. Ms. Heino, age 55, had previously served as the Company’s Chief Commercial Officer, a position she held since joining the Company in April 2013.

Prior to joining Lantheus, Ms. Heino led Angelini Labopharm LLC and Labopharm USA in the roles of President and Senior Vice President of World Wide Sales and Marketing from February 2007 to March 2012. From May 2000 until February 2007, Ms. Heino served in numerous capacities at Centocor, Inc., a Johnson & Johnson Company, including Vice President Strategic Planning and Competitive Intelligence, Vice President Sales, Executive Director Customer Relationship Management and Senior Director Immunology Marketing. Ms. Heino began her professional career with Janssen Pharmaceutica as a Sales Representative in June 1989 and worked her way up to the role of Field Sales Director in 1999. Ms. Heino received her Master’s in Business Administration from New York University. She earned a Bachelor’s of Science in Nursing from the City University of New York and a Bachelor’s of Science in Biology from the State University of New York at Stony Brook.

In connection with Ms. Heino’s new position as Chief Operating Officer, her base salary payable under her existing employment agreement was increased to $400,000, effective as of March 16, 2015, and the target amount of her annual bonus award under her existing employment agreement was increased to 60% of her new base salary. The terms of her existing employment agreement are incorporated herein by reference from Item 11 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Such terms are a summary only and qualified in their entirety by reference to the full text of Ms. Heino’s Employment Agreement, attached as an exhibit thereto and incorporated by reference herein.

A copy of the Company’s press release, dated March 16, 2015, announcing the promotion of Ms. Heino to Chief Operating Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Lantheus Medical Imaging, Inc. dated March 16, 2015, announcing the promotion of Mary Anne Heino to Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name: Title:	Michael P. Duffy Vice President and General Counsel

Date: March 16, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Lantheus Medical Imaging, Inc. dated March 16, 2015, announcing the promotion of Mary Anne Heino to Chief Operating Officer.